Exhibit (c)(14)

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Project Rushmore Discussion Materials
February 28th, 2019
TUDORPICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Table of Contents
I. Situation Overview
II. Status Quo Management Projections Overview III. Abe Financial Analysis IV. Ulysses Financial Analysis V. Transaction Analysis
Appendix
Cost of Capital

TUDORPICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
I. Situation Overview

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Summary Revised Proposal

Proposal Component	Description
Consideration	■ In revised Ulysses proposal, each Abe Common Unit held by public to receive: □ 0.500 Ulysses shares □ $6.32 Cash (up from $4.03) ■ Taxable transaction to Abe unitholders
Ownership	■ Status Quo Abe ownership: □ Abe Public Unitholders: ~74.7% □ Ulysses: ~25.3% ■ Pro Forma Ulysses ownership: □ Abe Public Unitholders: ~16.5%(2) □ Existing Ulysses Shareholders: ~83.5%
Other Terms	■ Transaction requires vote of majority of Abe common unitholders, but no vote of Ulysses shareholders ■ No majority of unaffiliated approval ■ Abe will continue to make quarterly distributions, but will not make pro rata 'stub' distribution at closing
Other	■ Ulysses has discussed with the special committee the likelihood of a distribution cut in the absence of a deal

Exchange Ratio Detail

	Pre Investor Day	Proposal Date	2nd Proposal Date	Current	Implied Offer	
	12/3/2018	1/25/2019	2/22/2019	2/26/2019	2/22/2019	2/26/2019
Spot Abe Price	$36.67	$29.89	$29.60	$29.01	$33.50	$33.62
Abe 30-Day VWAP	$36.50	$26.34	$30.08	$30.06		
Spot Ulysses Price	$57.59	$55.95	$54.36	$54.59	--	--
Spot XR	0.6367x	0.5342x	0.5445x	0.5314x	0.6163x(1)	0.6158x(1)
Premium to Spot					13.2%	15.9%
Premium to 30-Day VWAP					11.4%	11.8%

Source: Company filings, Bloomberg, FactSet as of 2/26/2019.
(1) Implied all-in XR calculated as equity XR of 0.5x plus $6.32 cash consideration divided by Ulysses share price.
(2) Issuance of shares equivalent to 19.7% of status quo (pre-transaction) Ulysses outstanding shares results in ~16.5% Abe public unitholder ownership in pro forma entity.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

4

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Historical XR and Relative Performance
Two Year Historical Exchange Ratios Relative Performance From Pre Investor Day (12/3/18)
1.40x
Abe FGP SPH AMZ
Prior to Investor Day – Current 150%
0.70x
Proposal Implied XR: 0.6158x $50
0.60x
1.20x 140%
0.50x
Average XR: 0.5260x
0.40x 130% Dec-18 Dec-18 Jan-19 Feb-19 Feb-19
1.00x
$40
110%
0.80x/ (1%) (1%) abe Price/unit
Proposed Consideration: 0.5000x + $6.32/unit; Implied XR: 0.6158x 90%
0.60x $30 $29.01
Performance:    (20.9%)
Current (2/26/2019) 0.5314x 0.6158x 15.9% 70% 0.40x Spot Proposal (2/22/2019) 0.5445x 0.6163x 13.2% Pre Investor Day (12/3/18) 0.6367x 0.6097x (4.2%) 30-Day 0.5501x 0.6157x 11.9% 60-Day 0.5229x 0.6154x 17.7% Avg. 90-Day 0.5668x 0.6146x 8.4% 180-Day 0.6623x 0.6160x (7.0%) 360-Day 0.7984x 0.6256x (21.6%)
0.20x 50% $20
Feb-17 Jun-17 Sep-17 Dec-17 Apr-18 Jul-18 Oct-18 Jan-19 Dec-18 Dec-18 Jan-19 Feb-19 Feb-19

_____________________________________ Source: FactSet as of 2/26/2019.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Post Investor Day Equity Analyst Commentary

Broker	Commentary
BARCLAYS	"With the challenging macro backdrop and leverage persistently above the Partnership's 4.0x target, **we believe the distribution at current levels is at risk…** We revise our APU price target to $38 (from $42) based on our FY20e DPS of $3.80 and a target yield of 10.0% (vs. 9.0% previously)." - 11/12/2018
WELLS FARGO	No distribution cut projected in model - 11/14/18
Janney	"That said, we do believe both our FY19 adjusted EBITDA estimate (which falls within the guidance range) and FY20 estimates are obtainable, and that distributions can meet our 2020 target of $3.82." - 11/13/18
Jefferies	"On an independent basis, we see no need for APU to rein in its distribution and find its valuation attractive at present levels" - 11/30/2018
RAYMOND JAMES	"Our FY19/FY20 distribution estimates of $3.80/$3.80 per unit yield coverage ratios of 1.04x/1.07x." - 11/13/18
UBS	No distribution cut projected in model - 11/12/18
J.P.Morgan	NA
MORNINGSTAR	NA

Source: Wall Street research.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
6

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Post Investor Day Equity Analyst Commentary

Broker	Commentary	Likely Outcome Stated
BARCLAYS	"**As far as a potential APU buy-in, we believe this remains a less likely scenario** given UGI's historical focus on a 50/50 split between its gas and LPG businesses, and the fact that an APU buy-in would more heavily skew the company toward LPG. We also note that UGI's investor base has traditionally been more heavily weighted toward utilities investors, as evidenced by the stock's ~80$ weekly correlation with the XLU over the past three years (vs. ~10$ correlation between UGI/AMZ; APU is ~20$ correlated with the XLU and ~70% correlated with the AMZ), such that the valuation multiple might compress in a buy-in scenario. Lastly, a buy-in would also likely have tax consequences for legacy APU unitholders." - 12/4/2018	IDR Conversion
Janney	"That said, with no clarity on the outcome of the distribution or even the MLP structure (and **the market's negative reaction to the aforementioned uncertainty**), we expect the shares to trade at a higher yield until a decision on the aforementioned items is communicated." - 12/13/2018 "In terms of valuation, the units are currently yielding just over 12%, which appears to be pricing in some level of distribution cut. **That may ultimately happen; then again it may not, particularly if the company hits its guidance range for the year**." - 2/7/2019	NA
Jefferies	"Given the APU attributes noted previously (its improving financial position, lack of external pressure for a cut, etc.), the fact that a vote would likely be required as UGI's LP ownership is only 26%, and the fact that units violently reacted to sell-side reports calling for a sharp distribution cut given the strategic review announced at the Investor Day, **we believe any Committee negotiation would advocate for a pre-Investor Day comparison of relative equity values**" - 1/7/2019 "**APU units fell >30% in the month following its Dec. 4th Investor Day as it was bumped from the Alerian MLP Index and several analysts have called for a distribution cut**; we believe the calls for a cut are misguided and have created a uniquely compelling opportunity in APU units" - 1/7/2019	Buy-In
UBS	"**APU has been under pressure since its analyst day in part due to a lack of resolution to its IDR structure... Further, we continue to believe that the outcome of the IDR structure review will result in an IDR conversion to units vs. a roll up** given our view that UGI will want to continue to be classified as a Utility vs. propane distributor (APU and Europe)." - 12/13/2018	IDR Conversion
MORNINGSTAR	NA	
J.P.Morgan	NA	
RAYMOND JAMES	NA	
WELLS FARGO	"We believe that **a distribution cut remains a possibility and assume a 45% reduction (vs. 55% previously)** in our model...We maintain our Market Perform rating as **the uncertainty of what action APU will undertake will likely continue to weigh on valuation**, in our view." - 2/6/2019	Distribution Cut

Source: Wall Street research.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
7

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Analysis at Various Exchange Ratios
($ in millions, unless otherwise noted)
ABDEFGHIJKLMNOP
Original Ulysses Original Abe Ulysses Revised Counter Proposal Proposal Proposal
Exchange Ratio Consideration (XR) 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x 0.5000x Stock Consideration (Ulysses Share Price x XR) $27.30 $27.30 $27.30 $27.30 $27.30 $27.30 $27.30 Cash Consideration $4.03 $6.32 $8.19 $8.99 $10.92 $11.65 $13.94 Exchange Ratio (At Current Ulysses Sh. Price of $54.59) 0.5738x 0.6158x 0.6500x 0.6646x 0.7000x 0.7134x 0.7554x
Implied Abe Unit Price $31.33 $33.62 $35.48 $36.28 $38.21 $38.95 $41.24 Premium to Implied Abe Unit Price (Ulysses Share Price x XR + Cash) 8.0% 15.9% 22.3% 25.1% 31.7% 34.2% 42.1% Fully Diluted Abe Units Outstanding 93.8 93.8 93.8 93.8 93.8 93.8 93.8 Implied Fully-Diluted Abe Equity Value $2,937 $3,152 $3,327 $3,402 $3,583 $3,652 $3,867 Net Debt 2,846 2,846 2,846 2,846 2,846 2,846 2,846
GP Equity Value(1) 380 380 380 380 380 380 380
Non-Controlling Interest 32 32 32 32 32 32 32
Implied Abe Enterprise Value(1) $6,195 $6,410 $6,585 $6,660 $6,841 $6,910 $7,125
Comparable Metrics
Propane Propane Propane Propane Abe Low-Growth Low-Growth Distributor Distributor Transaction Transaction Multiples: Statistic MLP Median MLP Mean Median(3) Mean(3) Median Mean
EV / EBITDA
2018A $606 10.2x 10.6x 10.9x 11.0x 11.3x 11.4x 11.8x 9.7x 10.1x 9.5x 9.4x 9.6x 8.7x 2019E $636 9.7x 10.1x 10.4x 10.5x 10.8x 10.9x 11.2x 9.4x 9.7x 8.9x 8.7x 7.5x 7.7x 2020E $644 9.6x 10.0x 10.2x 10.3x 10.6x 10.7x 11.1x 9.1x 9.3x 8.5x 8.4x
Consensus P / LP DCF(2) Case
WS 2018A $348 8.4x 9.1x 9.6x 9.8x 10.3x 10.5x 11.1x 8.1x 8.5x 6.5x 6.5x 2019E $361 8.1x 8.7x 9.2x 9.4x 9.9x 10.1x 10.7x 7.1x 7.7x 6.8x 6.8x Abe 2020E $367 8.0x 8.6x 9.1x 9.3x 9.8x 9.9x 10.5x 7.0x 7.5x 6.5x 6.5x
Propane Propane Propane Propane Abe Low-Growth Low-Growth Distributor Distributor Transaction Transaction Multiples: Statistic MLP Median MLP Mean Median(3) Mean(3) Median Mean
EV / EBITDA
2018A $606 10.2x 10.6x 10.9x 11.0x 11.3x 11.4x 11.8x 9.7x 10.1x 9.5x 9.4x 9.6x 8.7x 2019E $625 9.9x 10.3x 10.5x 10.7x 10.9x 11.1x 11.4x 9.4x 9.7x 8.9x 8.7x 7.5x 7.7x 2020E $643 9.6x 10.0x 10.2x 10.4x 10.6x 10.8x 11.1x 9.1x 9.3x 8.5x 8.4x
Revised P / LP DCF(2) Budget
Abe 2018A $348 8.4x 9.1x 9.6x 9.8x 10.3x 10.5x 11.1x 8.1x 8.5x 6.5x 6.5x 2019E $353 8.3x 8.9x 9.4x 9.6x 10.1x 10.3x 10.9x 7.1x 7.7x 6.8x 6.8x 2020E $358 8.2x 8.8x 9.3x 9.5x 10.0x 10.2x 10.8x 7.0x 7.5x 6.5x 6.5x
Source: Company filings, and FactSet as for 2/26/2019.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe’s current yield. 8
(2) DCF attributable to LP unitholders.
(3) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
II. Status Quo Management Projections Overview

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Abe Management Projections
EBITDA DCF and Distributions
Revised Budget Historical Weather Case
Historical Historical Weather Case
Capital Investment Case Revised Budget Capital Investment Case Historical DCF $720 $4.16
Abe ’19-’23 CAGR: $4.00
1.7% $688 $3.96 $3.87 $665 $3.79 $3.77 $3.71 $659 $3.71 $3.92 $3.94 $3.88 $670 $3.82 $619 $661 $3.77 $633 $652 $3.71 $606 $643 $3.32 $3.33 $3.59 $3.58 $3.58 $3.53 $625 $624 $615 $606 $551 $597 $543 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E
Revised Budget 1.15x 1.05x 0.89x 0.88x 0.98x 0.99x 1.01x 1.02x 1.03x 1.04x
Coverage
Historical Weather 1.15x 1.05x 0.89x 0.88x 0.98x 0.99x 0.93x 0.94x 0.94x 0.94x
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E Case Coverage
Capital Investment 1.15x 1.05x 0.89x 0.88x 0.98x 0.99x 0.98x 1.02x 1.05x 1.10x
Case Coverage
DCF and Distributions with Coverage/Leverage Targets
1.2x 2019E Coverage, Flat Distribution Thereafter Subject to 4.0x Leverage
Revised Budget Historical Weather Capital Investment
DCF Targete d Dist. DCF Targete d Dist. DCF Targete d Dist.
$4.08 $3.96 $4.03 $4.27 $3.80 $3.78 $3.86 $3.75 $4.08 $3.80 $3.78 $3.71 $3.71 $3.67 $3.91 $3.71 $3.60 $3.77 $3.72 $3.56 $3.40 $3.36 $3.40 $3.15 $3.15 $3.15 $3.15 $3.15 $3.15 $3.15 $3.15 $3.14 $3.14 $3.14
2018A 2019E 2020E 2021E 2022E 2023E 2018A 2019E 2020E 2021E 2022E 2023E 2018A 2019E 2020E 2021E 2022E 2023E
0.98x 1.20x 1.23x 1.26x 1.20x 1.20x 0.98x 1.20x 1.14x 1.17x 1.18x 1.19x 0.98x 1.20x 1.19x 1.25x 1.20x 1.20x

___________________________________ Source: Management.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Ulysses Management Projections
EBITDA Adjusted EPS
Historical Ulysses Utilities Ulysses ’19-’22 CAGR: Wall Street Consensus Management Historical 5.7% $3.70
Abe Propane Ulysses International $3.44
Midstream & Marketing Corporate and other $1,908 $1,807 $3.13 Misc. Income WSC $1,693 $2.90 $1,615 $2.74 $1,520 $3.34 $1,389 $1,421 $3.20 $1,369 $3.05 $1,209 $491 $2.29 $465 $2.02 $2.01 $2.05 $2.74 $2.68 $412 $432
$652 $661 $625 $643
$319 $350 $389 $420
-$13 -$10 -$10 -$11 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
WSC $1,335 $1,629 $1,704 $1,728 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
Cash Flow Per Share and Dividends Per Share CapEx
CFPS DPS Maintanence & Growth Capex Acquisitions $923 $844 $7.27 $7.47 $782 $775 $15 $753 $15 $6.63 $6.70 $725 $719 $666 $10 $6.13 $5.74 $5.81 $448 $102 $187 $5.52 $5.44 $61 $474 $37 $1.25 $1.30 $1.10 $1.20 $0.71 $0.71 $0.71 $0.71 $0.71 $605 $624 $594 $436 $475
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
Ending Cash $436 $439 $518 $568 $462 $475 $611 $781 $930
Balance 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E

Source: Management and Wall Street consensus estimates.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
III. Abe Financial Analysis

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

Low Growth MLPs[1]

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P
				Enterprise Value / EBITDA			Price / DCF/Unit			Distribution Yield		Distribution Metrics		Debt Metrics	
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2018A	2019E	2020E	2018A	2019E	2020E	Current	2019E	Distribution CAGR 2019E to 2022E	2019E Coverage[2]	Net Debt / 2019E EBITDA	S&P Credit Rating
Buckeye Partners LP	$32.19	$5,004	$9,760	9.7x	10.8x	10.2x	7.8x	8.7x	8.0x	9.3%	9.3%	4.5%	1.23x	5.3x	BBB-
GasLog Partners LP	22.30	1,085	2,539	9.7x	9.3x	9.1x	6.2x	10.7x	11.3x	9.5%	9.9%	4.5%	0.93x	4.1x	NA
Genesis Energy LP	22.12	2,719	7,165	NA	10.3x	9.8x	NA	7.1x	6.0x	9.9%	9.9%	0.0%	1.44x	5.3x	B+
Global Partners LP	18.67	667	2,040	NA	9.0x	8.8x	NA	7.2x	NA	10.2%	10.2%	0.0%	1.31x	5.8x	B+
Golar LNG Partners LP	13.78	1,060	2,277	8.4x	8.9x	8.9x	6.9x	5.3x	4.6x	11.7%	11.7%	0.1%	1.06x	4.5x	NA
Holly Energy Partners LP	29.12	3,075	4,624	13.3x	12.9x	12.4x	11.3x	10.9x	10.6x	9.2%	9.3%	1.0%	0.96x	4.0x	Ba3
KNOT Offshore Partners LP	18.48	614	1,754	NA	8.4x	8.0x	NA	6.8x	7.0x	11.3%	11.3%	0.0%	1.51x	5.0x	NA
Martin Midstream Partners LP	12.53	507	1,168	9.4x	7.4x	7.0x	9.4x	5.8x	6.2x	16.0%	16.0%	0.0%	1.03x	4.2x	B
NGL Energy Partners LP	13.38	1,697	4,160	10.2x	8.3x	7.6x	8.5x	6.0x	6.0x	11.7%	11.7%	2.7%	1.62x	4.1x	B+
NuStar Energy LP	25.70	3,372	7,522	NA	11.0x	10.2x	NA	10.9x	9.6x	9.3%	9.3%	0.0%	0.99x	5.0x	BB
PBF Logistics LP	22.77	1,277	2,107	12.1x	11.9x	10.8x	10.4x	9.9x	9.1x	8.8%	9.1%	2.4%	1.08x	3.7x	NA
Summit Midstream Partners LP	10.46	833	2,328	7.0x	7.2x	6.7x	NA	4.0x	4.2x	22.0%	22.0%	0.0%	1.10x	3.6x	BB-
Sunoco LP	30.19	3,224	6,176	9.7x	9.8x	9.7x	6.8x	8.1x	8.1x	10.9%	10.9%	0.0%	1.20x	4.7x	BB-
TC PipeLines LP	33.43	2,559	4,874	9.3x	10.9x	10.9x	10.7x	6.8x	6.8x	7.8%	7.8%	0.0%	1.65x	4.9x	BBB-
USA Compression Partners LP	15.98	1,563	3,815	11.9x	9.4x	8.7x	6.8x	7.1x	6.9x	13.1%	13.1%	0.0%	1.06x	4.4x	B+
Low		$507	$1,168	7.0x	7.2x	6.7x	6.2x	4.0x	4.2x	7.8%	7.8%	0.0%	0.93x	3.6x	
Mean		$1,951	$4,154	10.1x	9.7x	9.3x	8.5x	7.7x	7.5x	11.4%	11.4%	1.0%	1.21x	4.6x	
Median		$1,563	$3,815	9.7x	9.4x	9.1x	8.1x	7.1x	7.0x	10.2%	10.2%	0.0%	1.10x	4.5x	
High		$5,004	$9,760	13.3x	12.9x	12.4x	11.3x	10.9x	11.3x	22.0%	22.0%	4.5%	1.65x	5.8x	

Propane Distributors[4]

Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	EV/EBITDA 2018A	EV/EBITDA 2019E	EV/EBITDA 2020E	P/DCF 2018A	P/DCF 2019E	P/DCF 2020E	Yield Current	Yield 2019E	Distribution CAGR 2019E to 2022E	2019E Coverage[2]	Net Debt / 2019E EBITDA	S&P Credit Rating
Ferrellgas Partners LP	$1.35	$131	$2,142	8.9x	8.9x	8.5x	NM	NM	NM	NM	NM	NA	NA	8.4x	CCC
Suburban Propane Partners LP	22.38	1,402	2,676	9.5x	9.3x	9.2x	7.0x	7.1x	6.8x	10.7%	10.7%	5.1%	1.30x	4.4x	BB-
Superior Plus Corporation[3]	8.69	1,507	2,800	9.9x	7.8x	7.5x	6.0x	6.6x	6.3x	6.3%	6.3%	0.0%	2.41x	3.6x	BB
Low		$131	$2,142	8.9x	7.8x	7.5x	6.0x	6.6x	6.3x	6.3%	6.3%	0.0%	1.30x	3.6x	
Mean		$1,013	$2,540	9.4x	8.7x	8.4x	6.5x	6.8x	6.5x	8.5%	8.5%	2.6%	1.85x	5.5x	
Median		$1,402	$2,676	9.5x	8.9x	8.5x	6.5x	6.8x	6.5x	8.5%	8.5%	2.6%	1.85x	4.4x	
High		$1,507	$2,800	9.9x	9.3x	9.2x	7.0x	7.1x	6.8x	10.7%	10.7%	5.1%	2.41x	8.4x	
Abe Partners, L.P. (WS)	$29.01	$3,100	$5,978	9.9x	9.4x	9.3x	6.9x	7.5x	7.4x	13.1%	13.1%	(4.5%)	1.03x	4.5x	NA
Abe Partners, L.P. (Revised Budget)				9.9x	9.6x	9.3x	6.9x	7.7x	7.6x	13.1%	13.1%	0.0%	0.99x	4.5x	NA
Abe Partners, L.P. (Historical Weather Case)				9.9x	9.6x	10.0x	6.9x	7.7x	8.2x	13.1%	13.1%	0.0%	0.99x	4.8x	NA
Abe Partners, L.P. (Capital Investment Case)				9.9x	9.6x	9.5x	6.9x	7.7x	7.8x	13.1%	13.1%	0.0%	0.99x	4.5x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/26/2019.
(1) Low growth group defined as MLPs below 5% 2019E-2022E distribution CAGR and with enterprise value between $1.0 BB and $10 BB.
(2) Coverage defined as distributable cash flow divided by total distributions to GP and LP.
(3) Uses exchange rate of 0.7577 USD per CAD.
(4) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

13

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Propane Precedent Transactions Analysis

A	B	C	D	E	F	G	H	I
Date Announced	Buyer	Seller	Asset	Transaction Value ($MM)	EBITDA LTM	EBITDA FY1/NTM	Purchase Price / LTM EBITDA	Purchase Price / NTM EBITDA
5/30/2018	Superior Plus Corporation	NGL Energy Partners LP	Retail Propane Operations	900	85	84	10.5x[(1)]	10.7x
11/7/2017	DCC LPG	NGL Energy Partners LP	Retail West	200	25	28	8.0x	7.1x
7/24/2017	SHV Energy	American Midstream Partners	Pinnacle Propane	170	24	19	7.0x	9.0x
2/13/2017	Superior Plus Corporation	Gibson Energy	Canwest Propane	412	38	33	10.8x	12.3x
6/23/2016	World Fuel Services	PAPCO, Associated Petroleum Products	Misc. Fuel Services	230	NA	38	NA	6.0x
5/19/2015	DCC LPG	Shell	Butagaz	517	139	136	3.7x	3.8x
7/2/2014	UGI Corp.	Total SA	Totalgaz SNC	580	NA	95	NA	6.1x
4/26/2012	Suburban Propane Partners	Inergy	Retail Propane Assets	1,800	197	NA	9.1x	NA
10/17/2011	AmeriGas Partners, L.P.	Energy Transfer Partners	Heritage Propane Operations	2,890	253	325	11.4x	8.9x
1/4/2010	Inergy	Sterling Partners	Liberty Propane	223	NA	36	NA	6.2x
11/18/2004	Inergy	Star Gas Partners LP	Star Gas Propane	475	NA	NA	NA	NA
4/20/2004	Ferrellgas	Blue Rhino	-	343	34	44	10.0x	7.8x
12/23/2003	Suburban Propane Partners	Agway Energy	-	206	41	34	5.0x	6.0x
11/7/2003	Energy Transfer Company Ltd.	Heritage Propane Partners	-	980	90	119	10.9x	8.3x
1/31/2001	AmeriGas Partners, L.P.	NiSource	Columbia Propane	216	NA	NA	NA	NA
Low				$170	$24	$19	3.7x	3.8x
Mean				$676	$93	$83	8.7x	7.7x
Median				$412	$63	$41	9.6x	7.5x
High				$2,890	$253	$325	11.4x	12.3x
>$1B Mean				$2,345	$225	$325	10.3x	8.9x
>$1B Median				$2,345	$225	$325	10.3x	8.9x
Current (2/26/2019)	**Ulysses**	**Abe**		**$6,251**	**$606**	**$625**	**10.3x**	**10.0x**

Source: Company filings, Wall Street research, IHS Market.
(1) Transaction multiple before acquisition synergies; 8.2x synergy adjusted multiple.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

14

PRELIMINARY CONFIDENTIAL DRAFT Abe DCF Analysis Subject to Further Review & Revision
Abe Revised Budget Case | Valuation Effective Date: 3/31/2019 Abe Current Unit Price: $29.01
Implied Proposal Value: $33.62
Discounted Levered DCF Analysis Discounted Levered DCF Analysis
Abe Levered LP DCF | $3.80 Annual Dist. Policy Abe Levered LP DCF | Targeted Leverage & Coverage Policy
6.0x 8.0x 10.0x 6.0x 8.0x 10.0x
2023E DCF Multiple
Discount Rate
2023E Distribution Yield
Discount Rate
8.0% $29.90 $35.92 $41.95 8.0% $30.74 $36.97 $43.21 10.0% $28.41 $34.06 $39.71 10.0% $29.20 $35.05 $40.90 12.0% $27.04 $32.34 $37.65 12.0% $27.79 $33.28 $38.77
Discounted Distribution Analysis Discounted Distribution Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Abe LP Distributions | Targeted Leverage & Coverage Policy
13.0% 10.5% 8.0% 13.0% 10.5% 8.0%
8.0% $33.99 $39.30 $47.94 8.0% $29.81 $34.57 $42.30
10.0% $32.24 $37.23 $45.33 10.0% $28.27 $32.73 $39.98
12.0% $30.63 $35.31 $42.92 12.0% $26.84 $31.03 $37.84
PV of Future Unit Price Analysis PV of Future Unit Price Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Yield Abe LP Distributions | Targeted Leverage & Coverage Policy Yield $47.14 $46.48 $45.88 $45.33 8.0% $40.07 $39.98 8.0% $39.09 $38.54 $36.36 $36.68 $36.97 $37.23 $32.24 10.5% $32.19 $32.73 10.5% $30.65 $31.48 $30.41 $29.73 $30.15 $27.35 $28.27 $24.65 $25.41 $29.01 13.0% $29.01 13.0% Current Price Current Price
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
PV of Future Share Price Assumptions
∎ Management projections ∎ Future share price calculated at FY1 annual distributions divided by yield∎ Valuation date as of 3/31/19∎ Discounted to 3/31/19 at 10% cost of equity
Interim distributions discounted upon receipt to 3/31/19 15 Source: Management projections and Factset as of 2/26/2019.
Tudorpickering Holt&co energy investment & merchant banking

Abe DCF Analysis

Abe Historical Weather Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $29.01
Implied Proposal Value: $33.62

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.47	$32.94	$38.42
10.0%	$26.11	$31.25	$36.38
12.0%	$24.86	$29.68	$34.50

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Future Share Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$29.01
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.45	$34.17	$39.90
10.0%	$27.04	$32.41	$37.78
12.0%	$25.74	$30.78	$35.82

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$28.18	$32.59	$39.75
10.0%	$26.74	$30.87	$37.59
12.0%	$25.40	$29.28	$35.59

PV of Future Share Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



$39.09
$38.54
$38.04
$37.59
$30.15
$30.41
$30.65
$30.87
$24.65
$25.41
$29.01
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

PV of Future Share Price Assumptions
- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 2/26/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

16

Abe DCF Analysis

Abe Capital Investment Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $29.01
Implied Proposal Value: $33.62

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple: 6.0x	8.0x	10.0x
8.0%	$30.85	$37.21	$43.57
10.0%	$29.30	$35.27	$41.23
12.0%	$27.87	$33.47	$39.07

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield: 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Future Share Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



Yield
8.0%
10.5%
13.0%
$47.14
$46.48
$45.88
$45.33
$36.36
$36.68
$36.97
$37.23
$29.73
$30.65
$31.48
$32.24
$29.01
Current Price
2H 2019E
2020E
2021E
2022E

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple: 6.0x	8.0x	10.0x
8.0%	$31.46	$37.99	$44.51
10.0%	$29.88	$36.00	$42.12
12.0%	$28.41	$34.16	$39.90

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield: 13.0%	10.5%	8.0%
8.0%	$30.74	$35.72	$43.81
10.0%	$29.14	$33.81	$41.39
12.0%	$27.66	$32.04	$39.16

PV of Future Share Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



Yield
8.0%
10.5%
13.0%
$38.95
$38.40
$40.46
$41.39
$30.04
$30.30
$32.49
$33.81
$24.56
$25.32
$27.58
$29.14
$29.01
Current Price
2H 2019E
2020E
2021E
2022E

PV of Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 2/26/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

17

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
IV. Ulysses Financial Analysis

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	M	O	P	N
LDCs				EV / EBITDA		Price / Earnings		Price / CFPS		Dividend Metrics				Debt Metrics		
Company Name	Share Price	Total Equity Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Payout Ratio[2]	Dist. CAGR 19E to '21E	Net Debt / EBITDA	S&P Credit Rating	LT EPS Growth Rate
Atmos Energy	$98.28	$11,542	$15,008	12.7x	11.4x	22.6x	21.1x	12.7x	11.0x	2.1%	2.1%	56.7%	8.0%	2.9x	NA	6.5%
Chesapeake Utilities Corporation	90.69	1,497	2,011	13.7x	12.9x	24.6x	23.1x	NA	NA	1.6%	1.7%	44.1%	10.4%	3.5x	NA	7.6%
NiSource Inc	26.74	10,009	19,969	12.0x	11.2x	20.4x	19.2x	8.5x	8.2x	3.0%	3.0%	128.1%	6.1%	5.4x	BBB+	6.0%
New Jersey Resources Corporation	48.00	4,282	5,747	20.0x [1]	18.3x [1]	24.0x	22.3x	17.8x	15.2x	2.4%	2.5%	80.6%	NA	5.1x	NA	6.0%
Northwest Natural Holding Co.	64.27	1,856	2,742	11.8x	11.3x	26.1x	24.9x	10.6x	11.1x	3.0%	3.0%	55.6%	0.7%	3.8x	A+	4.5%
ONE Gas Inc	86.06	4,553	6,128	13.0x	12.2x	25.0x	23.8x	12.7x	12.1x	2.3%	2.3%	65.0%	7.7%	3.3x	A	5.0%
Spire Inc	77.62	4,277	6,929	13.7x	12.8x	20.8x	20.0x	11.0x	10.8x	3.1%	3.1%	68.0%	5.1%	5.2x	A-	3.4%
Southwest Gas Holdings Inc	81.30	4,336	6,200	9.2x	8.7x	20.4x	19.1x	8.1x	8.4x	2.6%	2.7%	51.5%	6.9%	2.8x	BBB+	6.0%
Low		$1,497	$2,011	9.2x	8.7x	20.4x	19.1x	8.1x	8.2x	1.6%	1.7%	44.1%	0.7%	2.8x		3.4%
Mean		$5,294	$8,092	12.3x	11.5x	23.0x	21.7x	11.6x	11.0x	2.5%	2.5%	68.7%	6.4%	4.0x		5.6%
Median		$4,309	$6,164	12.7x	11.4x	23.3x	21.7x	11.0x	11.0x	2.5%	2.6%	60.8%	6.9%	3.7x		6.0%
<60% Payout Ratio Median		$3,096	$4,471	12.3x	11.3x	23.6x	22.1x	10.6x	11.0x	2.3%	2.4%	53.6%	7.4%	3.2x		6.3%
High		$11,542	$19,969	13.7x	12.9x	26.1x	24.9x	17.8x	15.2x	3.1%	3.1%	128.1%	10.4%	5.4x		7.6%
C-Corp Midstream				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Company Name	Unit (Share) Price	Market Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	2019E Coverage[4]	Dist. CAGR '19E to '22E	2019E EBITDA	S&P Credit Rating	19E to '22E DCF CAGR
Enbridge Inc	$37.24	$75,435	$133,137	13.5x	11.9x	19.9x	16.9x	10.8x	9.8x	6.0%	6.0%	1.5x	3.3%	4.9x	BBB+	7.0%
Kinder Morgan Inc	19.22	43,760	77,926	10.1x	9.7x	18.9x	17.8x	8.8x	8.2x	4.2%	5.2%	2.2x	14.9%	4.3x	BBB	6.9%
SemGroup Corporation	16.47	1,495	4,084	9.0x	8.2x	29.9x	17.5x	5.6x	5.2x	11.5%	12.1%	1.5x	5.4%	5.7x	B+	5.2%
Targa Resources Corp.	40.33	9,370	16,608	12.0x	9.5x	NM	39.4x	11.4x	7.3x	9.0%	9.0%	1.0x	4.4%	4.2x	BB	21.6%
Tallgrass Energy LP	23.08	6,538	10,244	10.6x	11.5x	13.1x	15.6x	9.4x	9.2x	9.0%	9.3%	1.3x	4.9%	3.3x	BBB-	0.3%
Williams Companies Inc	26.97	33,592	57,199	11.3x	10.6x	27.6x	25.2x	10.4x	9.8x	5.0%	5.6%	1.7x	9.3%	4.4x	BBB	19.5%
Low		$1,495	$4,084	9.0x	8.2x	13.1x	15.6x	5.6x	5.2x	4.2%	5.2%	1.0x	3.3%	3.3x		0.3%
Mean		$28,365	$49,866	11.1x	10.2x	21.9x	22.1x	9.4x	8.2x	7.5%	7.9%	1.5x	7.0%	4.5x		10.1%
Median		$21,481	$36,903	10.9x	10.2x	19.9x	17.7x	9.9x	8.7x	7.5%	7.5%	1.5x	5.2%	4.4x		7.0%
High		$75,435	$133,137	13.5x	11.9x	29.9x	39.4x	11.4x	9.8x	11.5%	12.1%	2.2x	14.9%	5.7x		21.6%
Propane Distributors[5]				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Ferrellgas Partners LP	$1.35	$131	$2,142	8.9x	8.5x	NM	NM	NM	NM	NM	NM	NA	NA	8.4x	CCC	33.2%
Suburban Propane Partners LP	22.38	1,402	2,676	9.3x	9.2x	NM	NM	7.1x	6.8x	10.7%	10.7%	5.1%	1.30x	4.4x	BB-	3.9%
Superior Plus Corporation[6]	8.69	1,507	2,800	7.8x	7.5x	18.5x	15.0x	6.6x	6.3x	6.3%	6.3%	0.0%	2.41x	3.6x	BB	4.8%
Low		$131	$2,142	7.8x	7.5x	18.5x	15.0x	6.6x	6.3x	6.3%	6.3%	0.0%	1.30x	3.6x		3.9%
Mean		$1,013	$2,540	8.7x	8.4x	18.5x	15.0x	6.8x	6.5x	8.5%	8.5%	2.6%	1.85x	5.5x		14.0%
Median		$1,402	$2,676	8.9x	8.5x	18.5x	15.0x	6.8x	6.5x	8.5%	8.5%	2.6%	1.85x	4.4x		4.8%
High		$1,507	$2,800	9.3x	9.2x	18.5x	15.0x	7.1x	6.8x	10.7%	10.7%	5.1%	2.41x	8.4x		33.2%
Ulysses Corporation (WS)	$54.59	$9,712	$16,128	12.1x	9.9x	20.4x	17.9x	10.1x[3]	8.5x [3]	1.9%	2.0%	47.5%	5.4%	3.3x	NA	8.0%
Ulysses Corporation (Mgmt.)				10.0x	9.5x	18.7x	17.4x	8.8x[3]	7.6x [3]	1.9%	2.0%	35-45%	4.0%	2.7x	NA	6-10%

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/26/2019.

(1) New Jersey Resources Corporation 2019E and 2020E EBITDA multiples are excluded from summary statistics due to disproportionately high multiples resulting from investment tax credit benefits for the company's solar assets.

(2) Payout ratio defined as last quarter dividend divided by LTM earnings.

(3) P/CFPS shown for Ulysses.

(4) Coverage defined as distributable cash flow divided by total distributions.

(5) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

(6) Uses exchange rate of 0.7577 USD per CAD.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

19

PRELIMINARY CONFIDENTIAL DRAFT
Ulysses DCF Analysis | Management Projections Subject to Further Review & Revision
Valuation Effective Date: 3/31/2019
Discounted Unlevered DCF(1) Analysis Discounted Dividend Analysis
Ulysses SQ Dividends | Abe $3.80 Annual Dist. Policy
8.50x 10.0x 11.5x 2.75% 2.25% 1.75%
4.00% $57.20 $71.77 $86.34 4.50% $45.03 $54.40 $69.14 4.75% $55.63 $69.94 $84.25 5.25% $44.25 $53.46 $67.94 5.50% $54.10 $68.16 $82.21 6.00% $43.50 $52.55 $66.77
Discounted Unlevered DCF Analysis(1,2) Discounted Dividend Analysis
Supplemental Calculation Detail Supplemental Calculation Detail
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E
2022E EBITDA Terminal Multiple
Discount Rate
$805 $1,697 $1,808 $1,903 Ulysses Dividend / Share $0.55 $1.20 $1.25 $1.30
Unlevered Cash Taxes(3) (88) (173) (166)
Capex (377) (719) (775) Discount Factor 0.987 0.950 0.903 FCF $340 $804 $867 PV of Dividend/Sh. $0.54 $1.14 $1.12
Discount Factor 0.988 0.955 0.911
Disc. FCF $337 $768 $790 Disc. GP Dist. Total $2.80
Disc. SQ Ulysses FCF Total $1,895 Terminal Yield 2.25% Terminal Multiple 10.0x Terminal Disc. Factor 0.890x Terminal Disc. Factor 0.880
Implied Terminal PV EV $16,946 Implied Terminal PV per Share $50.66
Less SQ Ulysses Net Debt ($4,392) Less SQ Ulysses NCI ($2,024)
Implied Equity Value per Share $53.46
Implied SQ Ulysses Equity Value $12,424 SQ Ulysses Equity Value per Share $69.94
PV of Future Share Price Analysis(4)
Ulysses SQ / PF Dividends Yield $67.23 $67.61 $67.94
1.75%
Assumptions $52.41 $52.96 $54.59 $53.46
2022E Distribution Yield
Discount Rate
∎ Wall Street Consensus Projections 2.25%∎ Valuation date as of 3/31/19 $42.98 $43.64 $44.25 ∎ Future share price calculated at FY1 annual dividends divided by yield 2.75%
∎ Discounted to 3/31/19 at 5.25% cost of equity Current
Price
Interim distributions discounted upon receipt to 3/31/19
Source: Management projections and FactSet as of 2/26/2019. 2H 2019E 2020E 2021E (1) Net Income attributable to non-controlling interests is included in consolidated EBITDA; DCF analysis assumes normalized net working capital.
(2) Fully consolidated enterprise value analysis; implied Ulysses share price calculated based on eliminating Abe publicly-owned LP interest at market value. 20 (3) Calculated as management-forecasted cash taxable income + elimination of tax shield from interest expense.
(4) Dividend policy assumed constant in both SQ and PF scenarios , across all operating scenarios.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
V. Transaction Analysis

Tudorpickering Holt&co energy investment & merchant banking

Has / Gets Analysis | Abe Revised Budget Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

$3.80 Annual Dist.
Targeted Coverage Policy

Standalone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.90	$35.92	$41.95
10.0%	$28.41	$34.06	$39.71
12.0%	$27.04	$32.34	$37.65

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.74	$36.97	$43.21
10.0%	$29.20	$35.05	$40.90
12.0%	$27.79	$33.28	$38.77

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$29.81	$34.57	$42.30
10.0%	$28.27	$32.73	$39.98
12.0%	$26.84	$31.03	$37.84

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $6.32 Cash)(1)

Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$34.26	$40.36	$46.46
4.75%	$33.60	$39.59	$45.58
5.50%	$32.96	$38.84	$44.73

Discounted Dividend Analysis

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$28.83	$33.52	$40.89
5.25%	$28.45	$33.05	$40.29
6.00%	$28.07	$32.59	$39.70

Source: Management projections and FactSet as of 2/26/2019.
(1) Implied XR at 0.5000x equity XR and cash consideration of $6.32 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

22

Has / Gets Analysis | Abe Historical Weather Case
Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

$3.80 Annual Dist.
Targeted Coverage Policy

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

$3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.47	$32.94	$38.42
10.0%	$26.11	$31.25	$36.38
12.0%	$24.86	$29.68	$34.50

Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.45	$34.17	$39.90
10.0%	$27.04	$32.41	$37.78
12.0%	$25.74	$30.78	$35.82

Discounted Distribution Analysis

$3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$28.18	$32.59	$39.75
10.0%	$26.74	$30.87	$37.59
12.0%	$25.40	$29.28	$35.59

XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $6.32 Cash)[1]

Discounted Cash Flow | Unlevered FCF[2] | Discounted at WACC

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$33.23	$39.18	$45.14
4.75%	$32.59	$38.43	$44.28
5.50%	$31.96	$37.70	$43.45

Discounted Dividend Analysis

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$28.83	$33.52	$40.89
5.25%	$28.45	$33.05	$40.29
6.00%	$28.07	$32.59	$39.70

Source: Management projections and FactSet as of 2/26/2019.
(1) Implied XR at 0.5000x equity XR and cash consideration of $6.32 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

23

PRELIMINARY CONFIDENTIAL DRAFT
Has / Gets Analysis | Abe Capital Investment Case Subject to Further Review & Revision
Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019 $3.80 Annual Dist.
Targeted Coverage Policy
Stand Alone Abe Implied Unit Price XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $6.32 Cash)(1) $3.80 Distribution Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC
6.0x 8.0x 10.0x
Analysis 8.0% $30.85 $37.21 $43.57 2022E Terminal Multiple 10.0% $29.30 $35.27 $41.23
DCF
12.0% $27.87 $33.47 $39.07 8.5x 10.0x 11.5x
Levered Target Coverage Distribution 4.00% $34.67 $40.86 $47.04
4.75% $34.00 $40.08 $46.16
6.0x 8.0x 10.0x
8.0% $31.46 $37.99 $44.51 5.50% $33.35 $39.32 $45.29
Discounted
10.0% $29.88 $36.00 $42.12 12.0% $28.41 $34.16 $39.90
$3.80
2022E DCF Multiple
Distribution Rate
Discounted Dividend Analysis
13.0% 10.5% 8.0%
2022E Distribution Yield
Analysis 8.0% $33.99 $39.30 $47.94 10.0% $32.24 $37.23 $45.33 2.75% 2.25% 1.75%
12.0% $30.63 $35.31 $42.92
4.50% $28.83 $33.52 $40.89
Target Coverage Distribution
Distribution Rate
5.25% $28.45 $33.05 $40.29
13.0% 10.5% 8.0%
6.00% $28.07 $32.59 $39.70
8.0% $30.74 $35.72 $43.81
Discounted
10.0% $29.14 $33.81 $41.39
12.0% $27.66 $32.04 $39.16
Source: Management projections and FactSet as of 2/26/2019. 24 (1) Implied XR at 0.5000x equity XR and cash consideration of $6.32 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Has/Gets Analysis SQ Abe Terminal Yield PF Ulysses Terminal P/E Multiple Subject to Further Review & Revision
PV of Future Equity Value | Revised Budget Case
8.0%
10.5%
23.0x
21.0x
13.0%
19.0x
$3.80 Annual Dist. Policy Target Coverage Dist. Policy
$47.14 $46.48 $45.88 $45.33
$43.39 $43.88 $41.47 $41.87 $39.77 $40.21 $39.98 $38.86 $39.13 $37.96 $38.32 $37.23 $40.07 $36.97 $39.09 $36.68 $38.54 $36.36 $35.76 $34.77 $36.55 $35.51 $36.14 $34.44 $32.73 $32.24 $32.38 $32.19 $31.48 $30.65 $32.16 $30.15 $30.41 $29.73 $29.01 $29.01
$28.27 $27.35
Abe Abe Current Price $25.41 Current Price
$24.65
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
Source: Management projections and Factset as of 2/26/2019. 25 Note: Utilizes 10.0% cost of equity for SQ Abe and 5.25% cost of equity for PF Ulysses.
(1) All-in exchange ratio of 0.6158x implied by Ulysses offer as of 2/26/2019. Pro forma analysis incorporates EBITDA synergies of $5 MM per year.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Accretion / (Dilution)

Pre – Unitholder Tax[1] | Abe Base Case

Assumptions

- All-in XR applied to calculate pro forma share count as if cash component is utilized to purchase secondary Ulysses shares by current Abe unitholders
- Estimates of pro forma CFPS incorporate step-up 743(b) tax depreciation and cash taxes
- EBITDA synergies of $5 MM per year per Ulysses management included in pro forma forecast

Abe Distribution Accretion / (Dilution) - %

At 0.6158x Exchange Ratio


Cut
No Cut
(78.6%)
(76.6%)
(75.7%)
(76.2%)
(82.2%)
(80.6%)
(79.8%)
(79.0%)
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo Abe (No Cut):	$3.80	$3.80	$3.80	$3.80
Status Quo Abe (Cut):	$3.15	$3.15	$3.15	$3.36
PF Ulysses at 0.6158x:[1]	$0.68	$0.74	$0.77	$0.80

Ulysses EPS Accretion / (Dilution) - %


(12.0%)
(10.8%)
(10.3%)
(9.7%)
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo Ulysses:	$2.90	$3.13	$3.44	$3.70
Pro Forma Ulysses:	$2.55	$2.79	$3.08	$3.34
$ Acc / (Dil):	($0.35)	($0.34)	($0.35)	($0.36)

Ulysses CFPS Accretion / (Dilution) - %


(3.1%)
(0.3%)
(1.4%)
(2.1%)
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo Ulysses:	$5.81	$6.70	$7.27	$7.47
Pro Forma Ulysses:	$5.63	$6.68	$7.17	$7.31
$ Acc / (Dil):	($0.18)	($0.02)	($0.10)	($0.15)

Source: Management projections and FactSet as of 2/26/2019.
(1) Pre – Unitholder Tax; 0.6158x represents implied XR at 0.5000x equity XR and cash consideration of $6.32 / unit.
(2) Ulysses Pro Forma forecast assumes 15-year depreciation with 75% allocation credit for step-up consideration above $32.00 / Abe public unit; based on management guidance and management provided materials.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

26

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Precedents & Premiums | MLP Transactions Analysis

A	B	C	F	E	D	G	H	I	J	K
Announcement Date	Acquiror	Target	Equity Value Acquired	Adj. Transaction Value[1,3]	Transaction Value	Unaffected 1-Day Premium	% Cash	Taxable Transaction	Buyer Type	Transaction Type
11/26/18	Dominion Energy Inc	Dominion Energy Midstream Partners LP	$1,262	$3,584	$3,598	0.9%	0%	No	C-Corp	Affiliate
11/26/18	Arclight Capital	TransMontaigne Partners L.P.	536	1,232	1,247	13.5%	100%	NA	PE	Affiliate
11/8/18	Western Gas Equity Partners LP	Western Gas Partners, LP	5,763	12,603	12,781	7.6%	0%	No	MLP	Affiliate
10/22/18	EnLink Midstream LLC	EnLink Midstream Partners, L.P.	5,084	12,221	12,236	1.1%	0%	Yes	C-Corp	Affiliate
10/18/18	Valero Energy Corporation	Valero Energy Partners LP	1,976	3,734	3,788	6.0%	100%	Yes	C-Corp	Affiliate
10/9/18	Antero Midstream GP LP	Antero Midstream Partners LP	5,908	7,548	7,548	18.6%	11%	Yes	C-Corp	Affiliate
9/18/18	Enbridge Inc.	Enbridge Energy Partners	2,742	15,541	15,562	11.6%	0%	Yes	C-Corp	Affiliate
8/24/18	Enbridge Inc.	Spectra Energy Partners, LP	3,276	26,945	27,810	19.4%	0%	Yes	C-Corp	Affiliate
8/1/18	Energy Transfer Equity, L.P.	Energy Transfer Partners	27,179	66,915	66,981	11.2%	0%	No	MLP	Affiliate
6/19/18	Cheniere Energy Inc.	Cheniere Energy Partners LP Holdings	1,240	5,526	5,651	10.7%	0%	No	C-Corp	Affiliate
6/4/18	OCI NV	OCI Partners LP	89	1,271	1,389	15.0%	100%	No	C-Corp	Affiliate
5/17/18	Williams Companies	Williams Partners, LP	10,427	56,013	57,793	16.5%	0%	Yes	C-Corp	Affiliate
3/26/18	Tall Grass Energy GP, LP	Tallgrass Energy Partners, LP	1,686	8,083	8,361	(18.4%)	0%	Yes	C-Corp	Affiliate
2/7/18	Terra Nitrogen GP, Inc.	Terra Nitrogen Co. LP	387	1,432	1,474	3.7%	100%	Yes	C-Corp	Affiliate
1/2/18	Archrock, Inc	Archrock Partners, LP	607	2,358	2,438	23.4%	0%	Yes	C-Corp	Affiliate
8/29/17	Zenith Energy US, LP	Arc Logistics Partners LP	407	736	736	15.2%	100%	Yes	PE	3rd Party
4/3/17	World Point Terminals, Inc.	World Point Terminals, LP	159	570	594	5.8%	100%	Yes	C-Corp	Affiliate
3/2/17	VTTI, B.V	VTTI Energy Partners, LP	481	1,842	1,867	6.0%	100%	Yes	C-Corp	Affiliate
2/1/17	ONEOK, Inc	ONEOK Partners, LP	9,309	22,380	23,654	25.8%	0%	Yes	C-Corp	Affiliate
1/27/17	Enbridge Energy Company	Midcoast Energy Partners, LP	170	1,194	1,176	(8.6%)	100%	Yes	C-Corp	Affiliate
11/21/16	Sunoco Logistics Partners, LP	Energy Transfer Partners, LP	21,965	54,455	54,455	(0.2%)	0%	No	MLP	Affiliate
10/25/16	Energy Transfer Partners, LP	PennTex Midstream Partners, LP	640	789	789	43.3%	50%	Yes	MLP	Affiliate
10/24/16	American Midstream Partners LP	JP Energy Partners LP	302	476	476	9.1%	0%	No	MLP	3rd Party
9/26/16	Transcanada	Columbia Pipeline Partners	915	3,384	3,464	9.9%	100%	Yes	C-Corp	Affiliate
8/1/16	Transocean, Inc	Transocean Partners	259	1,153	1,202	20.8%	0%	No	C-Corp	Affiliate
5/30/16	SemGroup Corp.	Rose Rock Midstream	771	2,034	2,034	0.0%	0%	Yes	C-Corp	Affiliate
11/3/15	Targa Resources Corp.	Targa Resources Partners LP	6,672	12,138	12,229	18.4%	0%	Yes	C-Corp	Affiliate
10/26/15	Western Refining, Inc.	Northern Tier Energy	1,982	5,185	5,286	11.7%	65%	Yes	C-Corp	3rd Party
7/13/15	MPLX LP	MarkWest Energy Partners, LP	16,612	22,360	22,360	36.3%	8%	No	MLP	3rd Party
5/6/15	Crestwood Equity Partners, LP	Crestwood Midstream Partners	3,381	6,901	6,920	17.2%	0%	No	MLP	Affiliate
4/6/15	Tesoro Logistics LP	QEP Midstream Partners LP	394	1,104	1,145	(14.0%)	0%	No	MLP	Affiliate
1/26/15	Energy Transfer Partners, LP	Regency Energy Partners LP	11,276	18,593	18,593	13.2%	1%	No	MLP	Affiliate
11/12/14	Enterprise Products Partners LP	Oiltanking Partners LP	1,392	4,243	4,289	(0.9%)	0%	No	PE	Affiliate
10/26/14	Williams Partners LP	Access Midstream Partners LP	21,944	34,256	34,256	(5.7%)	0%	No	MLP	Affiliate
10/13/14	Targa Resources Partners LP	Atlas Pipeline Partners LP	3,866	6,002	6,002	15.0%	3%	No	MLP	3rd Party
8/10/14	Kinder Morgan Inc.	Kinder Morgan Energy Partners	27,351	52,351	52,566	12.0%	12%	Yes	C-Corp	Affiliate
8/10/14	Kinder Morgan Inc.	El Paso Pipeline Partners	5,421	13,193	13,677	15.4%	12%	Yes	C-Corp	Affiliate
7/24/14	Breitburn Energy Partners	QR Energy LP	1,811	2,856	2,856	17.5%	19%	No	MLP	3rd Party
10/10/13	Regency Energy Partners LP	PVR Partners LP	3,931	5,659	5,659	25.7%	1%	No	MLP	3rd Party
8/27/13	Plains All American LP	PAA Natural Gas Storage LP	755	2,434	2,531	8.5%	0%	No	MLP	Affiliate
5/6/13	Inergy Midstream LP	Crestwood Midstream Partners LP	1,661	2,643	2,643	14.5%	4%	No	MLP	3rd Party
1/29/13	Kinder Morgan Energy Partners LP	Copano Energy LLC	3,911	4,858	4,858	23.5%	0%	No	MLP	3rd Party
2/23/11	Enterprise Products Partners	Duncan Energy Partners LP	1,006	2,973	3,282	28.1%	0%	No	MLP	Affiliate
C-Corp Buying MLP	Median		$1,686	$5,185	$5,286	11.6%	0%			
	Mean		3,834	11,290	11,539	9.8%	35%			
Affiliate	Median		$1,539	$4,885	$4,970	10.9%	0%			
	Mean		5,365	13,559	13,746	9.9%	26%			
Taxable Transaction	Median		$1,976	$5,185	$5,286	11.7%	12%			
	Mean		4,113	11,889	12,147	11.3%	40%			
Overall	Median		$1,811	$4,858	$4,858	12.0%	0%			
	Mean		5,044	11,902	12,052	11.7%	25%			
Current (2/26/2019)	Ulysses	Abe	$2,327	$6,251	$6,360	15.9%	19%	Yes	C-Corp	Affiliate
Current Premium to Abe at Pre-Investor Day (12/3/2018)	Ulysses	Abe	$2,327	$6,251	6,360	(8.3%)	19%	Yes	C-Corp	Affiliate

Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011.
Note: Considers transactions where target is an MLP.
(1) Based on Wall Street research.
(2) Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price.
(3) Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

27

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Supplemental Analysis

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Unitholder Tax Implications

Average Tax Basis Calculation[1]

- The average tax paid with state taxes is $6.64 per unit for public APU unitholders as of 1H 2019

Detailed Calculation of Ordinary and Capital Gains as of December 2017

Unitholder Trade Group	Active Units	% of Public	Basis[2]	Ordinary Gain[2]	PAL[2]	Capital Gain[2]
May 1995 - Dec. 2010	12,044,321	17%	$0.23	$28.47	($1.25)	$4.91
Jan. 2011 - Dec. 2013	10,693,961	15%	$6.90	$27.14	($11.99)	($0.42)
Jan. 2014 - Dec. 2014	11,715,648	17%	$11.83	$25.43	($15.44)	($3.65)
Jan. 2015 - Dec. 2015	6,423,910	9%	$14.86	$22.94	($16.09)	($4.18)
Jan. 2016 - Dec. 2016	14,091,793	20%	$15.92	$20.16	($14.20)	($2.46)
Jan. 2017 - Dec. 2017	12,903,239	19%	$26.94	$14.29	($11.09)	($7.62)
Jan. 2018 - Jan. 2018	1,182,662	2%	$36.63	$7.09	($4.13)	($10.11)
Total / Active Unit Average	69,055,533	100%	$13.41	$22.52	($11.23)	($2.32)

FY 1H 2019E Basis	
December 2017 Tax Basis	$13.41
(+) Jan '18 - March '19 Allocated Net Income[3]	2.65
(-) Jan '18 - March '19 Distributions (5 quarters)	4.75
March 2019E Basis	**$11.30**

FY 1H 2019E Ordinary Gain	
December 2017 Ordinary Gain	$22.52
(+) Jan '18 - March '19 Adjustments	2.10
March 2019E Ordinary Gain	**$24.63**

FY 1H 2019E PAL Balance	
December 2017 PAL Balance	$11.23
(-) January 2018 - March 2019 PALs Utilized	(2.65)
March 2019E PAL Balance	**$8.58**

Capital losses carry forward to offset against potential future capital gains

Average Unitholder - FY 1H 2019E	
UGI Share Price	$54.59
Exchange Ratio	0.5000x
Cash Consideration	$6.32
Offer Price	$33.62
FY 1H 2019E Tax Basis	**$11.30**
Detail of Gains (per Unit)	
Average Ordinary Gain / (Loss)[4]	$24.63
Average Capital Gain / (Loss)[4]	(2.32)
Total Gain	**$22.31**
Average Assumed Passive Activity Loss[2]	($8.58)
Average Ordinary Gain / (Loss) Net of PAL (Federal Only)	$16.04
Tax on Gain (Per Unit)	
Federal Ordinary Income Tax Rate	37.0%
Individual MLP Investor Deduction Rate	20.0%
ACA Tax	3.8%
Federal Tax Rate	33.4%
Federal Capital Gains Tax Rate	23.8%
Effective State Tax Rate[3]	5.2%
Tax on Ordinary Gain	$5.36
Effective Ordinary Gain Tax Rate	*33.4%*
Tax on Capital Gain	($0.55)
Effective Capital Gain Tax Rate	*23.8%*
State Tax Ordinary Income[5]	$1.28
Effective Ordinary Gain Tax Rate	*5.2%*
State Tax Capital Gain[5]	($0.12)
Effective Capital Gains Tax Rate	*5.2%*
Total Tax on Gain[6]	**$6.64**
Total Effective Tax Rate	*26.9%*

Source: Company Management, FactSet as of 2/26/2019 and Wall Street research.
Note: PAL is defined as Passive Activity Loss.
(1) Provided by management.
(2) Weighted average by active unit as a percent of total outstanding active units.
(3) Taxable income for publicly owned AmeriGas LP units for tax year ended 9/30/19 grossed up by 25% to estimate taxable income from January 2018 to March 2019.
(4) Ordinary and Capital gains provided by management as of December 2017; basis and gain estimates rolled forward to March 2019.
(5) Per discussions with management, state tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers.
(6) Taxes Payable on Ordinary gain not offset by Capital losses.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
29

SQ Abe After Tax Cash Flow

Terminal Yield Value | Abe $3.80 Annual Dist. Policy

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SUBJECT TO TAX COUNSEL REVIEW

	2H 2019E	2020E	2021E	2022E	2023E		
BT LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80		
AT LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.22	$2.51		
Discount Factor	0.976	0.909	0.826	0.751	0.683		
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.42	$1.71		
Disc. LP Dist. Total					$12.58		
Terminal Yield					8.0%	10.5%	13.0%
Implied Terminal Future Value per Unit					$47.50	$36.19	$29.23

Average Purchase Price	$40.08
Existing RoC	($28.77)
Beginning Tax Basis	**$11.30**

	2H 2019E	2020E	2021E	2022E	2023E		
Beg. Avg. Tax Basis / Unit	$11.30	$10.46	$9.45	$8.64	$8.09		
Less: Distributions / Unit	(1.90)	(3.80)	(3.80)	(3.80)	(3.80)		
Plus: Net Income Allocated	1.06	2.79	2.99	3.25	3.35		
Avg. EOY Basis / Unit	**$10.46**	**$9.45**	**$8.64**	**$8.09**	**$7.64**		
EOY PAL Balance	**$7.52**	**$4.73**	**$1.74**	**$0.00**	**$0.00**		
Implied Terminal Value per Unit					$47.50	$36.19	$29.23
Less: Basis at EOY 2023E					($7.64)	($7.64)	($7.64)
Gain Subject to Tax					$39.86	$28.55	$21.59
Capital Gain					$15.24	$3.93	($3.03)
Ordinary Gain					$24.63	$24.63	$24.63
Total Gain					**$39.86**	**$28.55**	**$21.59**
PAL Balance at EOY 2023E					$0.00	$0.00	$0.00
Ordinary Gain / (Loss) Net of PAL (Federal Only)					$24.63	$24.63	$24.63
Total Tax on Gain per Unit							
Tax on Ordinary Gain - 33.4%					$8.22	$8.22	$8.22
Tax on Capital Gain - 23.8%					3.63	0.93	0.00
State Tax on Ordinary Income - 5.2%					1.28	1.28	1.28
State Tax on Capital Gain - 5.2%					0.79	0.20	0.00
Total Tax on Gain					**$13.92**	**$10.64**	**$9.50**
Total Effective Tax Rate					*34.9%*	*37.3%*	*44.0%*
After-Tax Future Value per Unit					$33.58	$25.55	$19.73
Terminal Disc. Factor					*0.651*	*0.651*	*0.651*
Implied Present Value per Unit					$34.45	$29.22	$25.43

Source: Management projections and FactSet as of 2/26/2019.
Note: Discounted at midpoint discount rate of 10%.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

30

SQ Abe After Tax Cash Flow

Terminal Yield Value | Targeted Leverage & Coverage Policy

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SUBJECT TO TAX COUNSEL REVIEW

	2H 2019E	2020E	2021E	2022E	2023E		
BT LP Distribution Per Unit	$1.58	$3.15	$3.15	$3.36	$3.36		
AT LP Distribution Per Unit	$1.58	$3.15	$3.15	$2.78	$2.07		
Discount Factor	0.976	0.909	0.826	0.751	0.683		
PV of LP Dist. per Unit	$1.54	$2.86	$2.60	$2.09	$1.41		
Disc. LP Dist. Total					$10.50		
Terminal Yield					8.0%	10.5%	13.0%
Implied Terminal Future Value per Unit					$41.95	$31.96	$25.82

Average Purchase Price	$40.08
Existing RoC	($28.77)
Beginning Tax Basis	**$11.30**

	2H 2019E	2020E	2021E	2022E	2023E		
Beg. Avg. Tax Basis / Unit	$11.30	$10.79	$10.43	$10.27	$10.16		
Less: Distributions / Unit	(1.58)	(3.15)	(3.15)	(3.36)	(3.36)		
Plus: Net Income Allocated	1.06	2.79	2.99	3.25	3.35		
Avg. EOY Basis / Unit	**$10.79**	**$10.43**	**$10.27**	**$10.16**	**$10.15**		
EOY PAL Balance	**$7.52**	**$4.73**	**$1.74**	**$0.00**	**$0.00**		
Implied Terminal Value per Unit					$41.95	$31.96	$25.82
Less: Basis at EOY 2023E					($10.15)	($10.15)	($10.15)
Gain Subject to Tax					$31.81	$21.82	$15.67
Capital Gain					$7.18	($2.81)	($8.96)
Ordinary Gain					$24.63	$24.63	$24.63
Total Gain					**$31.81**	**$21.82**	**$15.67**
PAL Balance at EOY 2023E					$0.00	$0.00	$0.00
Ordinary Gain / (Loss) Net of PAL (Federal Only)					$24.63	$24.63	$24.63
Total Tax on Gain per Unit							
Tax on Ordinary Gain - 33.4%					$8.22	$8.22	$8.22
Tax on Capital Gain - 23.8%					1.71	0.00	0.00
State Tax on Ordinary Income - 5.2%					1.28	1.28	1.28
State Tax on Capital Gain - 5.2%					0.37	0.00	0.00
Total Tax on Gain					**$11.58**	**$9.50**	**$9.50**
Total Effective Tax Rate					*36.4%*	*43.6%*	*60.6%*
After-Tax Future Value per Unit					$30.37	$22.46	$16.32
Terminal Disc. Factor					*0.651*	*0.651*	*0.651*
Implied Present Value per Unit					$30.28	$25.13	$21.13

Source: Management projections and FactSet as of 2/26/2019.
Note: Discounted at midpoint discount rate of 10%.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
31

PF Ulysses After Tax Cash Flow

Terminal P/E Value

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

At 0.4942x Exchange Ratio

SUBJECT TO TAX COUNSEL REVIEW

		2H 2019E	2020E	2021E	2022E	Terminal		
Tax Basis at 1H 2019E		$11.30						
Stepped Up Basis Upon Close		$33.62						
PF Ulysses Earnings per Share					$3.34			
XR Adj. PF Ulysses Earnings per Share					$1.65			
PF Ulysses BT Dist. per Share		$0.55	$1.20	$1.25	$1.30			
XR Adj. PF Ulysses BT Dist. per Share		$0.27	$0.59	$0.62	$0.64			
% RoC		0%	0%	0%	0%			
% QD		100%	100%	100%	100%			
Return of Capital		$0.00	$0.00	$0.00	$0.00			
Qualified Dividends		($0.06)	($0.14)	($0.15)	($0.15)			
Project Tax Liability		($0.06)	($0.14)	($0.15)	($0.15)			
XR Adj. PF Ulysses AT Dist. per Share		$0.21	$0.45	$0.47	$0.49			
Terminal P/E						23.0x	21.0x	19.0x
Sale at 9/30/22 - Terminal FV per XR Adj. PF Ulysses Share						$38.00	$34.70	$31.39
Less: Basis on Conversion						($33.62)	($33.62)	($33.62)
Plus: Dividends Treated as Return of Capital						$0.00	$0.00	$0.00
Gain on Sale	Tax Rate[(1)]					$4.39	$1.08	($2.22)
Tax on Gain	29.0%					$1.27	$0.31	$0.00
Sale at 9/30/22 - Terminal FV per XR Adj. PF Ulysses Share						$38.00	$34.70	$31.39
Less: Taxes on Gain						($1.27)	($0.31)	$0.00
Net Proceeds						**$36.73**	**$34.38**	**$31.39**
Total Net Cash Flow		$0.21	$0.45	$0.47	$0.49	$36.73	$34.38	$31.39
Total Cash In Flow		$0.27	$0.59	$0.62	$0.64	$38.00	$34.70	$31.39
Total Cash Out Flow - Tax on Dividends		($0.06)	($0.14)	($0.15)	($0.15)	($1.27)	($0.31)	$0.00
Discount Factor		0.987	0.950	0.903	0.858	0.836	0.836	0.836
Implied Present Value per Share		$0.20	$0.43	$0.42	$0.42	$30.71	$28.75	$26.24
XR Adj. PF Ulysses Implied Present Value per Share						$32.18	$30.22	$27.72

- *Abe current price of $29.01 as of 2/26/2019*
- *Cash consideration used to pay part of taxes for an average public Abe unitholder; additional cash made available by Ulysses secondary shares*

Source: Management projections and FactSet as of 2/26/2019.
Note: Discounted at midpoint discount rate of 5.25%.
Note: QD / RoC split is per management guidance.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

32

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Summary of Full Cycle After-Tax Dist. Analysis
SUBJECT TO TAX COUNSEL REVIEW
$29.22
$25.13
$34.45
$32.18
$30.28
$27.72 $25.43
$21.13
$3.80 Dist. Policy Target Coverage Dist. Policy PF

Source: Management.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Summary of Material Changes Subject to Further Review & Revision
Updates since 2/14/2019 Materials
∎ Adjusted select Premiums to Unaffected Date figures for MLP Precedents & Premiums analysis∎ Adjusted terminal value discounting for PV of future share price analysis
∎ Adjusted terminal EBITDA multiple range to 8.5x – 11.5x for Ulysses Unlevered DCF analysis (from February 12 materials)

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Appendix

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SQ Ulysses Sum-of-the-Parts Analysis

Ulysses SOTP

	FY 2019E EBITDA	FY 2019E Multiple[1]		Enterprise Value	
		Low	High	Low	High
SQ Ulysses Businesss Segments					
Midstream & Marketing	$230	9.5x	11.5x	$2,189	$2,650
Utilities	$324	10.0x	12.0x	$3,243	$3,891
International	$420	8.0x	10.0x	$3,358	$4,197
Total Enterprise Value				$8,790	$10,739
Less Net Debt				($1,547)	($1,547)
Equity Value				$7,243	$9,192
	FY 2019E GP/IDR	FY 2019E Distribution Yield[2]		Equity Value	
Abe					
GP Equity Value	$50	12.6%	12.6%	$395	$395
Abe FD LP Equity Value				$2,720	$2,720
Abe Equity Value				$3,115	$3,115
Less Abe NCI				($2,024)	($2,024)
Total SQ Ulysses Equity Value				$8,335	$10,284
Ulysses FD Shares O/S				177.9	177.9
Implied SQ Ulysses Share Price				$46.85	$57.80

SQ EBITDA Mix[3]


Midstream & Marketing 19%
Abe 20%
International 34%
Utilities 27%

Source: Management Projections and FactSet as of 2/26/2019.
Note: Corporate revenue & other income / expenses allocated pro-rata to business units on basis of business unit contribution of gross revenue / gross expenses respectively.
1. Based on comparable C-Corp, LDC's, and Propane Distributors median 2019E EV/EBITDA.
2. Based on Abe 2019E distribution yield.
3. Total EBITDA attributable to Ulysses shareholders, excluding portion attributable to noncontrolling interest in Abe. Abe EBITDA allocated ~38% to Ulysses unitholders, proportionately to distributions received.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

36

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Cost of Capital

Tudorpickering Holt&co energy investment & merchant banking

SQ Abe Cost of Equity Analysis

Comparable Public Company Yield-Based Cost of Equity

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Cost of Equity

Barra Beta

	Low	High
Raw Beta [2]	0.78	1.05
Spot Risk-Free Rate [3]	2.8%	2.8%
Equity Risk Premium [4]	6.0%	6.0%
Cost of Equity	**7.5%**	**9.2%**

Cost of Equity

Sensitized Peer Total Return

	Low	High
Cost of Equity	**13.1%**	**14.1%**

Expected Total Return

	A	B	C	D	E	F
	Company	Expected 2019E - 2022E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth [1]	Current Yield	Implied Total Return
Low Growth MLPs	Buckeye Partners LP	4.5%	4.0%	4.1%	9.3%	13.4%
	GasLog Partners LP	4.5%	4.0%	4.1%	9.5%	13.6%
	Genesis Energy LP	0.0%	4.0%	3.4%	9.9%	13.3%
	Global Partners LP	0.0%	4.0%	3.4%	10.2%	13.6%
	Golar LNG Partners LP	0.1%	4.0%	3.4%	11.7%	15.1%
	Holly Energy Partners LP	1.0%	4.0%	3.6%	9.2%	12.7%
	KNOT Offshore Partners LP	0.0%	4.0%	3.4%	11.3%	14.7%
	Martin Midstream Partners LP	0.0%	4.0%	3.4%	16.0%	19.4%
	NGL Energy Partners LP	2.7%	4.0%	3.8%	11.7%	15.5%
	NuStar Energy LP	0.0%	4.0%	3.4%	9.3%	12.7%
	PBF Logistics LP	2.4%	4.0%	3.8%	8.8%	12.5%
	Summit Midstream Partners LP	0.0%	4.0%	3.4%	22.0%	25.4%
	Sunoco LP	0.0%	4.0%	3.4%	10.9%	14.3%
	TC PipeLines LP	0.0%	4.0%	3.4%	7.8%	11.2%
	USA Compression Partners LP	0.0%	4.0%	3.4%	13.1%	16.5%
Propane Dist.	Ferrellgas Partners LP	NA	NA	NA	NA	NA
	Suburban Propane Partners LP	5.1%	4.0%	4.2%	10.7%	14.9%
	Superior Plus Corporation	0.0%	4.0%	3.4%	6.3%	9.7%
	Median	**0.0%**	**4.0%**	**3.4%**	**10.2%**	**13.6%**
	Mean	**1.2%**	**4.0%**	**3.6%**	**11.0%**	**14.6%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 2/26/2019.

(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 1/31/2019. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 2/26/2019.
(4) Duff & Phelps historical arithmetic premium.
(5) 2021E dividend from May 8th, 2018 RBC equity research report.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

38

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Ulysses Cost of Capital Analysis

Status Quo

Cost of Equity
Barra Beta

	Low	High
Raw Beta [3]	0.33	0.44
Spot Risk-Free Rate [4]	2.8%	2.8%
Equity Risk Premium [5]	6.0%	6.0%
Cost of Equity	**4.8%**	**5.5%**

Cost of Capital
Barra Beta | SQ Capital Structure

	Low	High
Cost of Equity	4.8%	5.5%
Cost of Debt [1]	2.7%	4.2%
Market Value of Equity	$9,712	$9,712
Total Debt	$2,756	$2,756
Cost of Capital	**4.3%**	**5.2%**

Cost of Capital
Barra Beta | Optimal Capital Structure[6]

	Low	High
Cost of Equity	4.8%	5.5%
Cost of Debt [1]	2.7%	4.2%
Market Value of Equity	$9,712	$9,712
Total Debt	$2,579	$2,579
Cost of Capital	**4.4%**	**5.2%**

Pro Forma

Cost of Equity
Barra Beta

	Low	High
Raw Beta [3]	0.33	0.44
Spot Risk-Free Rate [4]	2.8%	2.8%
Equity Risk Premium [5]	6.0%	6.0%
Cost of Equity	**4.8%**	**5.5%**

Cost of Capital
Barra Beta | PF Capital Structure

	Low	High
Cost of Equity	4.8%	5.5%
Cost of Debt [2]	3.2%	4.7%
Market Value of Equity	$13,534	$13,534
Total Debt	$5,330	$5,330
Cost of Capital	**4.3%**	**5.3%**

Cost of Capital
Barra Beta | Optimal Capital Structure[6]

	Low	High
Cost of Equity	4.8%	5.5%
Cost of Debt [2]	3.2%	4.7%
Market Value of Equity	$13,534	$13,534
Total Debt	$4,004	$4,004
Cost of Capital	**4.3%**	**5.2%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 2/26/2019.
Note: In SQ, debt held at Abe is proportionally consolidated based on LP ownership in the MLP. In PF, debt held at Abe is assumed to be fully consolidated and the cash consideration of $6.32 for each Abe unit is funded using the Ulysses revolver at a 2.275% interest rate. Equity - Based on a 0.500x XR of Ulysses shares for each Abe unit.

(1) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 4.54% cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of debt held at Ulysses.
(2) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.18% cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt.
(3) Barra beta for Ulysses as of 1/31/2019. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(4) 20-year treasury bond yield as of 2/26/2019.
(5) Duff & Phelps historical arithmetic premium.
(6) Optimal Capital Structure based on Total Debt/2019E EBITDA Ratio of 3.00x.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
39

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Tudorpickering Holt&co energy investment & merchant banking
About The Firm
Tudor, Pickering, Holt & Co. is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company’s two broker-dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor Pickering Holt & Co Advisors LP (TPHCA), members FINRA, together with affiliates in the United Kingdom and Canada, the company offers securities and investment banking services to the energy community. Perella Weinberg Partners Capital Management LP is an SEC registered investment adviser that delivers a suite of energy investment strategies.
The firm, headquartered in Houston, Texas, has approximately 170 employees and offices in Calgary, Canada; Denver, Colorado; New York, New York; and London, England.
Contact Us
Houston (Research, Sales and Trading): 713-333-2960 Houston (Investment Banking): 713-333-7100 Houston (Asset Management): 713-337-3999 Denver (Sales): 303-300-1900 Denver (Investment Banking): 303-300-1900
New York (Investment Banking): 212-610-1660
New York (Research, Sales): 212-610-1600 London: +011 44(0) 20 7268 2800 Calgary: 403-705-7830
www.TPHco.com
Copyright 2019 — Tudor, Pickering, Holt & Co.
Disclosure Statement
Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice. This presentation does not constitute a tax opinion and cannot be used by any taxpayer for the purpose of avoiding tax penalties. We (i) make no conclusion on the valuation or pricing for tax purposes or the effects of federal income tax laws on any party and (ii) have assumed that the party’s intended tax treatment will be respected. Each person should seek legal, regulatory, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the evaluation and impact of any transactions or matters described herein.
The information contained herein is confidential (except for information relating to United States tax issues) and may not be reproduced in whole or in part except as set forth in a written agreement between the Audit Committee of the Board of Directors of AmeriGas Propane, Inc. and Tudor, Pickering, Holt & Co.
Tudor, Pickering, Holt & Co. assumes no responsibility for independent verification of third-party information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by, reviewed or discussed with the managements of your company and/ or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and Tudor, Pickering, Holt & Co. materials.
Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of any offer to buy, any security. Prior to making any trade, you should discuss with your professional tax, accounting, or regulatory advisers how such particular trade(s) affect you. This brief statement does not disclose all of the risks and other significant aspects of entering into any particular transaction.
Tudor, Pickering, Holt & Co. operates in the United Kingdom under the trading name Perella Weinberg Partners UK LLP (authorized and regulated by the Financial Conduct Authority), and in Canada through its affiliate, Tudor, Pickering, Holt & Co. Securities
– Canada, ULC, located in Calgary, Alberta.